VANGUARD
ASSET ALLOCATION
FUND

Semiannual Report
March 31, 1997




[THE VANGUARD GROUP LOGO]

THE VANGUARD GROUP:
LINKING TRADITION
AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.


                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       4

                                  Report From
                                  The Adviser
                                       6

                                  Performance
                                    Summary
                                       7

                                   Financial
                                   Statements
                                       8

                                 Directors And
                                    Officers

                               INSIDE BACK COVER

                        All comparative mutual fund data
                   are from Lipper Analytical Services, Inc.
                     or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

     Vanguard Asset Allocation Fund, benefiting from a tilt toward common stocks in a continuing bull market, provided a solid total return of +7.9% during the six months ended March 31, 1997, the first half of our fiscal year. While the stock market chalked up another strong return, bond returns during the period were lackluster because of a moderate increase in interest rates.

     As you know, the Fund may hold three classes of financial assets in its allocation strategy: common stocks (as represented by the unmanaged Standard & Poor's 500 Composite Stock Price Index), long-term U.S. Treasury bonds, and cash reserves. A portfolio equally divided among the three classes would have provided a total return (capital change plus reinvested dividends) of +5.2% during the half-year. The adjacent table compares our six-month return with those of the average asset allocation fund and the three asset classes. The Fund's total return is based on net asset values of $18.27 per share on September 30, 1996, and $18.13 per share on March 31, 1997, adjusted for the reinvestment of a semiannual dividend of $0.52 per share from net investment income and a distribution of $1.05 per share from net realized capital gains.

--------------------------------------------------
                                   TOTAL RETURN
                                 SIX MONTHS ENDED
                                   MARCH 31, 1997
--------------------------------------------------
Vanguard Asset Allocation Fund          + 7.9%
--------------------------------------------------
Average Asset Allocation Fund           + 5.0%
--------------------------------------------------
S&P 500 Index                           +11.2%
Long-Term U.S. Treasury Bonds           + 1.4
90-Day U.S. Treasury Bills              + 3.1
--------------------------------------------------

THE PERIOD IN REVIEW

Financial markets provided a bumpy ride during the six months ended March 31. Stocks rose sharply in October and November, fell in December, then rocketed to record highs in January and the first half of February. In the final six weeks of the period, however, the stock market gave back most of its gains from the preceding six weeks. Rising interest rates--and the fear that further rate increases were to come--were the apparent culprit in the stock market's retreat.

     The bond market shared in the volatility. The yield on the benchmark 30-year U.S. Treasury bond started the period on a downward path, falling from 6.92% on September 30, 1996, to 6.35% on November 30. But from there, the long bond's yield rose steadily, ending the six-month period at 7.10%. Partly responsible for the increase was the Federal Reserve Board's decision to raise short-term interest rates by 25 basis points (0.25%).

     Our investment adviser, Mellon Capital Management, made only marginal changes in the Fund's allocation of assets during the six-month period. But those changes modestly enhanced the Fund's return in comparison with our neutral position of 60% stocks and 40% bonds. The Fund entered the period with a 60% stocks/40% bonds allocation. As bond prices rose and bond yields fell, the allocation was changed to 70% stocks/30% bonds on December 5. But after bond yields rebounded, the asset mix returned to 60/40 on March 26.

     The marginal shifts in allocations made during the period are representative of the Fund's strategy, which is based on rigorous adherence to Mellon Capital Management's asset allocation model. The model tends to signal gradual, modest shifts in allocations rather than sudden shifts entirely out of one asset class and into another.

     Another hallmark of the Fund is its reliance on three "plain vanilla" asset classes: common stocks as represented by the S&P 500 Index, long-term Treasury bonds, and cash reserves. This focus on broad asset classes means that, although we bear the risks of those asset classes, we run essentially no risk of making poor selections of individual securities.

     Our relatively conservative strategy has served your Fund well. While the Fund's balanced structure and investment policies do not eliminate the possibility of negative returns--indeed, we expect negative returns from time to time--during our nearly nine-year history they have enabled us to provide not only a strongly positive return, but a return that was well in excess of those achieved by mutual funds with similar investment objectives.

     We regularly suggest that individual investors "stay the course" toward their objectives with investment programs appropriately balanced among stocks, bonds, and cash reserves. Vanguard Asset Allocation Fund will do the same, maintaining a balance among the three asset classes in our effort to achieve strong long-term returns while moderating short-term risk. We look forward to reporting to you in further detail six months hence in our 1997 Annual Report.



/s/ JOHN C. BOGLE                       /s/ JOHN J. BRENNAN

John C. Bogle                           John J. Brennan
Chairman of the Board                   President

April 16, 1997

INVESTMENT ADVISORY AGREEMENT REVISED

The Board of Directors of Vanguard Asset Allocation Fund has agreed with Mellon Capital Management Corporation, the Fund's investment adviser, to revise the Fund's investment advisory agreement. The revised agreement changes the benchmark used to determine adjustments to the advisory fee paid to Mellon Capital.

     Previously, the fee's incentive increases or penalty decreases were based on the Fund's investment performance in relation to the Standard & Poor's 500 Composite Stock Price Index. In the future, adjustments to the advisory fee will be based on the Fund's performance in relation to a composite blend consisting of 65% of the return on the S&P 500 Index and 35% of the return on the Lehman Brothers Long-Term U.S. Treasury Index (the "Composite Index").

     The Fund pays Mellon Capital a basic fee at the end of each fiscal quarter. The fee is calculated by applying a quarterly rate, based on the annual rates shown at right, to the Fund's average month-end assets for the quarter. This fee may be adjusted up or down by applying an adjustment formula based on the Fund's performance in comparison with that of the Composite Index. The fee payment will be increased (or decreased) by 0.05% of average net assets if the Fund's cumulative total return for the 36 months preceding the end of the quarter is at least six percentage points above (or below) the cumulative total return of the Composite Index for the same period.

--------------------------------
NET ASSETS                  RATE
--------------------------------
First $100 million        0.200%
Next $900 million         0.150
Next $500 million         0.125
Over $1.5 billion         0.100
--------------------------------

     Vanguard proposed the change because the new benchmark provides a better representation of the Fund's historical asset allocation and of the risks that Fund shareholders are likely to encounter over time. The change to this performance benchmark will be phased in over 36 months, beginning April 1, 1997. The revised agreement, to be dated July 1, 1997, replaces the Fund's advisory agreement dated April 1, 1996.

RELATED INFORMATION CONCERNING MELLON CAPITAL MANAGEMENT

Mellon Capital Management Corporation, located at 595 Market Street, Suite 3000, San Francisco, CA 94105, is a wholly owned subsidiary of MBC Investment Corporation, which itself is a wholly owned subsidiary of Mellon Bank Corporation. Mellon Capital is a professional counseling firm that manages diversified stock and bond portfolios for institutional clients. As of December 31, 1996, Mellon Capital provided investment advisory services to 218 clients and managed approximately $50 billion in assets. Mellon Capital's asset allocation strategy--developed by its cofounder, William L. Fouse, in 1972--is used by 84 of its clients and accounts for approximately $14 billion of the assets the firm manages. During the fiscal year ended September 30, 1996, the Fund paid Mellon Capital investment advisory fees of approximately $2,691,000 (before a decrease of $515,000 based on performance).

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MARCH 31, 1997

U.S. EQUITY MARKETS

Three key ingredients continued to provide the foundation for the U.S. stock market's solid performance during the past six months: moderate economic growth, quiescent inflation, and solid increases in corporate profits. Concern grew that continued economic expansion could lead to higher inflation, although as of the period's end there was no confirmed sign that inflation had increased. The result has been an erratic upward drift in interest rates amid continued strong returns from domestic equities.

     Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 11.2% over the six-month period, compared to a -0.2% loss for the Russell 2000 Index. Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and more foreign sales for the biggest firms.

     The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 15.0% while those in the Russell 2000 Index have dropped -15.3%. In health care, the S&P's holdings gained 9.7%, compared to a decline of -11.9% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.

-------------------------------------------------------------------
                                             TOTAL RETURNS
                                      PERIODS ENDED MARCH 31, 1997
                                      -----------------------------
                                       6 MONTHS  1 YEAR  5 YEARS*
-------------------------------------------------------------------
EQUITY
   S&P 500 Index                          11.2%   19.8%   16.4%
   Russell 2000 Index                     -0.2     5.1    12.8
   MSCI-EAFE Index                         0.1     1.8    10.9
-------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index             2.4%    4.9%    7.2%
   Lehman 10-Year Municipal
     Bond Index                            2.8     5.2     7.5
   Salomon 90-Day U.S. Treasury Bills      3.1     5.2     4.4
-------------------------------------------------------------------
OTHER
   Consumer Price Index                    1.4%    2.8%    2.8%
-------------------------------------------------------------------

*Average annual.

     Financial-service firms, by contrast, have generally fared well regardless of size, with gains of 16.6% in the S&P 500 Index and 13.2% in the Russell 2000 Index since September. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly. It's worth noting, however, that financial services was the S&P's worst-performing sector (-7.1%) during March's -4.1% decline. This weakness reflects concern that the Federal Reserve's recent interest rate increase may lead to narrower profit margins for lenders.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During October and November, investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.70% to 6.04% at the end of November. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected, only to fall to 6.26% in mid-February. Then the consensus shifted once again, and renewed expectations of higher inflation pushed the 10-year's yield to 6.90% at the end of March.

     There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The past six months have witnessed several such shifts, culminating in the Federal Reserve's decision to increase its target federal funds rate from 5.25% to 5.50% on March 25, due to concerns about strong growth in demand across the economy.

     The net result for bond investors has been mediocre returns. The 2.4% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.0%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and higher-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 8% to 13% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which appreciated 5% against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained a mere 0.1% in dollar terms, while in local terms the return was 6.7%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (21.0%) return generated by the local markets. For U.S. investors, European markets provided 15.1%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

     Investors with a focus in the Pacific markets were less fortunate, as the aggregate return for this region was -9.4% in local currency and -16.3% in dollars. The primary source of the weakness was Japan, whose market fell -13.2%, producing a -21.9% drop for dollar-based investors. Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax.

[PHOTO]

REPORT FROM THE ADVISER

     Vanguard Asset Allocation Fund had a total return (capital change plus reinvested dividends) of 7.9% for the six months ended March 31, 1997, the first half of our fiscal year. By comparison, the Standard & Poor's 500 Composite Stock Price Index had a total return of 11.2% and the Lehman Brothers Long-Term U.S. Treasury Index provided a return of 1.4%.

     Early in the fiscal year, which began October 1, 1996, economic data were indicating that the economy was cooling off. With inflation remaining in check and monetary policy on hold, both the stock and bond markets prospered during October and November. Then--while economic data continued to indicate that the economy was growing at a moderate and sustainable pace--investor confidence was shaken early in December by the comments of Federal Reserve Board chairman Alan Greenspan regarding "irrational exuberance" in the financial markets. Consequently, both markets pulled back a bit in late December.

     The equity market subsequently jumped by 7% in the first two months of 1997 only to fall by -4% in March. Bond yields rose on investors' increased fears of inflation and in anticipation of action by the Federal Reserve. Finally, at the end of March, the Federal Reserve tightened monetary policy as a preemptive strike against inflation.

     Vanguard Asset Allocation Fund, which had increased its allocation to bonds late in September 1996, left its asset mix at 60% stocks and 40% bonds through October and November. As the bond market rallied during those months, yields correspondingly fell. With these reduced yields, the asset allocation model began to signal that a reallocation from bonds to equities was in order. Hence, the asset mix of the Fund was changed to 70% stocks and 30% bonds in early December. The model continued to recommend this 70/30 mix into the early months of calendar 1997.

     Despite expectations of higher corporate earnings, a positive factor for stocks, the increase in bond yields during the second quarter of our fiscal year made bonds more attractive relative to equities. During March, the asset allocation model began to recommend selling a portion of the Fund's equities and purchasing bonds with the proceeds. By late March, the signal was strong enough to warrant a shift in the Fund's actual mix to 60% stocks and 40% bonds, a step we took on March 26.

William L. Fouse, CFA
Mellon Capital Management Corporation

April 9, 1997

INVESTMENT PHILOSOPHY

The adviser believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The adviser attempts to identify these windows of opportunity and to structure the portfolio to take advantage of them.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

ASSET ALLOCATION FUND
TOTAL INVESTMENT RETURNS: NOVEMBER 3, 1988-MARCH 31, 1997

--------------------------------------------
          ASSET ALLOCATION FUND      S&P 500
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------
1989      21.1%    2.8%    23.9%     29.2%
1990      -8.6     4.0     -4.6      -9.2
1991      20.9     6.4     27.3      31.2
1992       7.2     5.0     12.2      11.1
1993      10.7     4.7     15.4      13.0
1994      -5.2     3.1     -2.1       3.7
1995      23.6     5.0     28.6      29.7
1996      11.1     4.2     15.3      20.3
1997*      5.0     2.9      7.9      11.2
--------------------------------------------

*Six months ended March 31, 1997.
See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997
-----------------------------------------------------------------------------------------
                                  INCEPTION                           SINCE INCEPTION
                                    DATE     1 YEAR    5 YEARS    CAPITAL  INCOME  TOTAL
------------------------------------------------------------------------------------------
Asset Allocation Fund              11/3/88   13.76%    14.26%      9.65%    4.55%  14.20%
------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the Fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
ASSET ALLOCATION FUND                          SHARES              (000)
-------------------------------------------------------------------------
COMMON STOCKS (44.5%)**
-------------------------------------------------------------------------
   General Electric Co.                       353,300          $  35,065
   The Coca-Cola Co.                          533,400             29,804
   Exxon Corp.                                265,800             28,640
   Intel Corp.                                176,000             24,464
-  Microsoft Corp.                            256,000             23,456
   Merck & Co., Inc.                          260,100             21,913
   Royal Dutch Petroleum Co. ADR              114,800             20,090
   Philip Morris Cos., Inc.                   175,000             19,972
   Procter & Gamble Co.                       146,622             16,861
   International Business
     Machines Corp.                           112,600             15,468
   Johnson & Johnson                          285,100             15,075
   Wal-Mart Stores, Inc.                      490,900             13,684
   E.I. du Pont de Nemours & Co.              120,000             12,720
   Bristol-Myers Squibb Co.                   214,680             12,666
   AT&T Corp.                                 345,284             11,999
   American International
     Group, Inc.                              100,505             11,797
   Hewlett-Packard Co.                        218,700             11,646
   Pfizer, Inc.                               137,500             11,567
   Citicorp                                   102,504             11,096
   Mobil Corp.                                 84,300             11,012
   PepsiCo, Inc.                              335,000             10,929
   The Walt Disney Co.                        145,200             10,600
   Chevron Corp.                              139,600              9,720
   GTE Corp.                                  207,000              9,651
   Eli Lilly & Co.                            117,000              9,623
   Abbott Laboratories                        166,900              9,367
   NationsBank Corp.                          167,934              9,299
   Amoco Corp.                                106,400              9,217
   BellSouth Corp.                            212,700              8,987
   General Motors Corp.                       161,731              8,956
   Chase Manhattan Corp.                       93,461              8,750
   Fannie Mae                                 233,700              8,442
   Gillette Co.                               115,000              8,352
   American Home Products Corp.               136,100              8,166
   Ford Motor Co.                             253,200              7,944
   BankAmerica Corp.                           77,051              7,763
   Motorola, Inc.                             126,800              7,655
   Minnesota Mining &
     Manufacturing Co.                         89,700              7,580
   The Boeing Co.                              76,493              7,544
   Ameritech Corp.                            117,500              7,226
   Lucent Technologies, Inc.                  134,574              7,099
   McDonald's Corp.                           149,600              7,069
   SBC Communications Inc.                    130,200              6,852
-  Cisco Systems, Inc.                        138,600              6,670
   Travelers Group Inc.                       137,096              6,563
   Unilever NV ADR                             34,300              6,388
   Texaco Inc.                                 56,500              6,187
   American Express Co.                       101,445              6,074
   Kimberly-Clark Corp.                        60,246              5,987
   Schering-Plough Corp.                       79,100              5,754
   Bell Atlantic Corp.                         93,700              5,704
   Wells Fargo & Co.                           19,981              5,677
   Allstate Corp.                              95,277              5,657
   Schlumberger Ltd.                           52,400              5,620
   Home Depot, Inc.                           102,600              5,489
   Eastman Kodak Co.                           72,000              5,463
-  Oracle Corp.                               140,000              5,390
   Time Warner, Inc.                          121,700              5,263
   MCI Communications Corp.                   147,100              5,222
   Warner-Lambert Co.                          57,900              5,008


-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                               SHARES              (000)
-------------------------------------------------------------------------
   Columbia/HCA Healthcare Corp.              143,445          $   4,823
   Monsanto Co.                               125,400              4,796
   First Union Corp.                           59,048              4,790
   Chrysler Corp.                             155,780              4,673
   Atlantic Richfield Co.                      34,500              4,657
   Campbell Soup Co.                           99,200              4,600
   Anheuser-Busch Cos., Inc.                  106,114              4,470
-  Compaq Computer Corp.                       57,600              4,414
   AlliedSignal Inc.                           60,600              4,318
   Emerson Electric Co.                        95,800              4,311
   NYNEX Corp.                                 93,900              4,284
   Sara Lee Corp.                             103,900              4,208
   Sears, Roebuck & Co.                        83,700              4,206
   Sprint Corp.                                92,200              4,195
   Dow Chemical Co.                            52,350              4,188
   Federal Home Loan
     Mortgage Corp.                           152,800              4,164
   Pharmacia & Upjohn, Inc.                   108,790              3,984
   Xerox Corp.                                 69,448              3,950
   United Technologies Corp.                   52,100              3,920
   J.P. Morgan & Co., Inc.                     39,842              3,914
-  WorldCom, Inc.                             175,700              3,843
   Nike, Inc. Class B                          61,400              3,807
   Banc One Corp.                              92,862              3,691
   Norwest Corp.                               79,200              3,663
   First Chicago NBD Corp.                     67,665              3,662
   Northern Telecom Ltd.                       55,200              3,609
   Lockheed Martin Corp.                       42,641              3,582
   US WEST Communications
     Group                                    102,230              3,476
   Pacific Telesis Group                       91,700              3,462
   Caterpillar, Inc.                           41,100              3,298
   First Data Corp.                            95,800              3,245
   Fleet Financial Group, Inc.                 56,377              3,228
   WMX Technologies Inc.                      105,000              3,216
   Medtronic, Inc.                             51,100              3,181
-  Amgen, Inc.                                 56,600              3,163
   Colgate-Palmolive Co.                       31,500              3,138
   H.J. Heinz Co.                              79,000              3,120
   Merrill Lynch & Co., Inc.                   35,900              3,083
   The Seagram Co. Ltd.                        80,200              3,068
   Southern Co.                               144,200              3,046
   Kellogg Co.                                 45,200              3,040
   The Bank of New York Co., Inc.              82,600              3,035
   Texas Instruments, Inc.                     40,500              3,032
   Rockwell International Corp.                46,700              3,030
   Computer Associates
     International, Inc.                       77,900              3,028
   Union Pacific Corp.                         52,200              2,962
   PNC Bank Corp.                              72,900              2,916
   ConAgra, Inc.                               52,000              2,821
   McDonnell Douglas Corp.                     46,000              2,806
   Aetna Inc.                                  32,306              2,774
   General Re Corp.                            17,000              2,686
-  Dell Computer                               38,600              2,610
   Automatic Data Processing, Inc.             62,000              2,596
   Gannett Co., Inc.                           30,200              2,593
   CPC International, Inc.                     30,900              2,534
-  Viacom International Inc. Class B           76,200              2,524
   Aluminum Co. of America                     37,100              2,523
   Baxter International, Inc.                  58,200              2,510
   International Paper Co.                     64,200              2,496
-  U S WEST Media Group                       133,730              2,491
-  AirTouch Communications, Inc.              106,900              2,459
   Dean Witter Discover & Co.                  70,040              2,443
   May Department Stores Co.                   53,400              2,430
   Burlington Northern Santa Fe Corp.          32,732              2,422
   Deere & Co.                                 55,200              2,401
   KeyCorp                                     49,100              2,394
   CIGNA Corp.                                 16,300              2,382
   Westinghouse Electric Corp.                133,600              2,371
-  Boston Scientific Corp.                     37,800              2,334
   Phillips Petroleum Co.                      56,300              2,301
   J.C. Penney Co., Inc.                       48,200              2,296
   Norfolk Southern Corp.                      26,800              2,285
   Raytheon Co.                                50,400              2,274
-  Sun Microsystems, Inc.                      78,700              2,263
   CoreStates Financial Corp.                  47,509              2,257
   SunTrust Banks, Inc.                        47,700              2,212
   National City Corp.                         47,391              2,210
   Walgreen Co.                                52,700              2,207
   First Bank System, Inc.                     30,000              2,190
   Corning, Inc.                               49,100              2,179
   Bank of Boston Corp.                        32,501              2,178
   Loews Corp.                                 24,500              2,177
   PPG Industries, Inc.                        39,800              2,149
   Illinois Tool Works, Inc.                   26,200              2,139
   General Mills, Inc.                         34,000              2,112
   Edison International                        93,700              2,108
   CSX Corp.                                   45,300              2,106
   PG&E Corp.                                  88,900              2,089
   Archer-Daniels-Midland Co.                 116,804              2,088
   Enron Corp.                                 54,300              2,063
   The Gap, Inc.                               61,300              2,053
-  Seagate Technology                          45,500              2,042
   Unocal Corp.                                53,139              2,026
   Mellon Bank Corp.                           27,700              2,015
   The Chubb Corp.                             37,300              2,009
   MBNA Corp.                                  71,400              1,990
   Wachovia Corp.                              35,600              1,940
   Dayton-Hudson Corp.                         46,209              1,929
   Barnett Banks, Inc.                         41,200              1,916
   Duke Power Co.                              43,200              1,906
   Morgan Stanley Group, Inc.                  32,400              1,903
   Weyerhaeuser Co.                            42,400              1,892
   United Healthcare Corp.                     39,300              1,872
   Pitney Bowes, Inc.                          31,700              1,862
   Honeywell, Inc.                             27,200              1,846
   American Brands, Inc.                       36,400              1,843
   Albertson's, Inc.                           53,900              1,833
   Barrick Gold Corp.                          76,400              1,814
   Textron, Inc.                               17,200              1,806
-  CUC International, Inc.                     80,250              1,806
   ITT Hartford Group, Inc.                    25,000              1,803
   Micron Technology Inc.                      44,500              1,802
   Tyco International Ltd.                     32,700              1,798
   Household International, Inc.               20,703              1,783
   American General Corp.                      43,700              1,781
-  Applied Materials, Inc.                     38,400              1,776
   Ralston-Ralston Purina Group                22,600              1,766
-  EMC Corp.                                   49,600              1,761
   U.S. Bancorp                                32,850              1,757

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
ASSET ALLOCATION FUND                          SHARES              (000)
-------------------------------------------------------------------------
   Fifth Third Bancorp                         22,600          $   1,751
   Marsh & McLennan Cos., Inc.                 15,400              1,744
   The Goodyear Tire & Rubber Co.              33,300              1,740
   FPL Group, Inc.                             39,100              1,725
   Conrail, Inc.                               15,204              1,714
   USX-Marathon Group                          61,400              1,712
   Occidental Petroleum Corp.                  69,200              1,704
   Halliburton Co.                             25,100              1,701
-  Tele-Communications, Inc.
     Class A                                  140,000              1,680
   American Electric Power Co., Inc.           40,000              1,650
   Texas Utilities Co.                         47,966              1,643
   Alcan Aluminium Ltd.                        48,450              1,641
   Hershey Foods Corp.                         32,800              1,640
-  Toys R Us, Inc.                             58,500              1,638
   Air Products & Chemicals, Inc.              23,800              1,615
   AMP, Inc.                                   46,844              1,610
-  AMR Corp.                                   19,400              1,600
-  Tenet Healthcare Corp.                      63,400              1,561
-  HFS Inc.                                    26,400              1,554
   Consolidated Edison Co. of
     New York, Inc.                            50,200              1,506
   Service Corp. International                 50,400              1,499
   Praxair, Inc.                               33,400              1,499
   Williams Cos., Inc.                         33,600              1,495
   Avon Products, Inc.                         28,400              1,491
   ITT Corp.                                   25,000              1,472
-  Federated Department Stores                 44,400              1,460
   Wrigley, (Wm.) Jr. Co.                      24,800              1,448
   Union Pacific Resources
     Group, Inc.                               53,422              1,429
   Tenneco, Inc.                               36,500              1,423
   TRW, Inc.                                   27,500              1,423
   Aon Corp.                                   23,100              1,415
   Crown Cork & Seal Co., Inc.                 27,400              1,415
   Georgia-Pacific Corp.                       19,500              1,414
   Delta Air Lines, Inc.                       16,700              1,405
   Bankers Trust New York Corp.                17,100              1,402
   Mattel, Inc.                                58,387              1,401
   PanEnergy Corp.                             32,345              1,395
   American Stores Co.                         31,200              1,388
   Dominion Resources, Inc.                    38,150              1,388
   Lowe's Cos., Inc.                           36,900              1,379
-  Tellabs, Inc.                               38,100              1,372
   Comerica, Inc.                              24,300              1,370
   Public Service Enterprise
     Group Inc.                                52,100              1,368
   The Kroger Co.                              26,900              1,365
   Marriott International                      27,400              1,363
   PacifiCorp                                  63,000              1,347
   Sysco Corp.                                 38,800              1,324
   ALLTEL Corp.                                40,500              1,316
   Browning-Ferris Industries, Inc.            45,500              1,314
-  Advanced Micro Devices, Inc.                31,200              1,295
-  HEALTHSOUTH Corp.                           67,200              1,285
   Morton International, Inc.                  30,400              1,284
   Dover Corp.                                 24,400              1,281
   Hilton Hotels Corp.                         52,700              1,278
-  Federal Express Corp.                       24,400              1,272
   Freeport-McMoRan Copper &
     Gold Inc. Class B                         41,700              1,267
   TransAmerica Corp.                          14,100              1,262
-  Kmart Corp.                                104,000              1,261
   The Clorox Co.                              11,000              1,233
   Masco Corp.                                 34,400              1,230
   Union Carbide Corp.                         27,700              1,226
   Genuine Parts Co.                           25,900              1,208
   Times Mirror Co. Class A                    21,900              1,196
   Entergy Corp.                               48,800              1,196
   Lincoln National Corp.                      22,300              1,193
   Becton, Dickinson & Co.                     26,500              1,192
   Baker Hughes, Inc.                          30,800              1,182
   Comcast Corp. Class A Special               70,000              1,181
-  3Com Corp.                                  36,200              1,181
   Great Western Financial Corp.               29,216              1,180
   Carolina Power & Light Co.                  32,400              1,175
   Inco Ltd.                                   35,898              1,171
   Eaton Corp.                                 16,500              1,169
   Conseco Co., Inc.                           32,600              1,161
   St. Paul Cos., Inc.                         17,900              1,161
   Dresser Industries, Inc.                    38,300              1,159
-  Costco Cos., Inc.                           41,856              1,156
   CINergy Corp.                               33,718              1,151
   Houston Industries, Inc.                    55,100              1,150
   Burlington Resources, Inc.                  26,800              1,146
   R.R. Donnelley & Sons Co.                   32,700              1,140
   Newell Co.                                  34,000              1,139
   UNUM Corp.                                  15,600              1,139
   Salomon, Inc.                               22,600              1,127
   Coastal Corp.                               23,350              1,121
   UST Inc.                                    40,100              1,118
   Pioneer Hi-Bred International, Inc.         17,600              1,107
   Rite Aid Corp.                              26,300              1,105
   The McGraw-Hill Cos.                        21,300              1,089
   SAFECO Corp.                                26,900              1,076
   Providian Corp.                             20,000              1,070
   Winn-Dixie Stores, Inc.                     32,400              1,069
   The Limited, Inc.                           57,895              1,064
   The Quaker Oats Co.                         29,100              1,062
   Tribune Co.                                 26,200              1,061
   Cognizant Corp.                             36,400              1,060
   Amerada Hess Corp.                          20,000              1,060
   Consolidated Natural Gas Co.                20,800              1,048
   Allegheny Teledyne Inc.                     37,110              1,044
   CVS Corp.                                   22,600              1,042
   Republic New York Corp.                     11,800              1,040
   International Flavors &
     Fragrances, Inc.                          23,700              1,037
   Rohm & Haas Co.                             13,800              1,033
   Sherwin-Williams Co.                        38,000              1,026
   Phelps Dodge Corp.                          14,000              1,024
   Ingersoll-Rand Co.                          23,300              1,016
   Cooper Industries, Inc.                     23,157              1,004
   Sonat, Inc.                                 18,400              1,003
   Green Tree Financial Corp.                  29,400                992
-  Computer Sciences Corp.                     16,000                988
   Guidant Corp.                               15,900                978
   PECO Energy Corp.                           47,500                968
   Hercules, Inc.                              22,800                963
   Central & South West Corp.                  44,900                960
-  Cabletron Systems, Inc.                     32,800                959
-  LSI Logic Corp.                             27,500                956
   Interpublic Group of Cos., Inc.             18,100                955
   Fluor Corp.                                 17,900                940

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                               SHARES              (000)
-------------------------------------------------------------------------
   General Dynamics Corp.                      13,900          $     937
   Laidlaw Inc. Class B                        68,100                936
   IKON Office Solutions                       27,900                935
   Champion International Corp.                20,500                933
   Northrop Grumman Corp.                      12,300                930
   Placer Dome, Inc.                           51,100                926
   The Dun & Bradstreet Corp.                  36,400                924
   New York Times Co. Class A                  20,800                918
-  Digital Equipment Corp.                     33,300                912
   VF Corp.                                    13,514                904
   Eastman Chemical                            16,750                900
   Unicom Corp.                                46,000                897
   MGIC Investment Corp.                       12,600                891
   W.R. Grace & Co.                            18,800                891
   Torchmark Corp.                             16,000                886
   MBIA, Inc.                                   9,200                882
   Baltimore Gas & Electric Co.                32,750                876
   Avery Dennison Corp.                        22,400                862
   Nucor Corp.                                 18,700                856
   Dow Jones & Co., Inc.                       20,700                841
   Reynolds Metals Co.                         13,500                837
   W.W. Grainger, Inc.                         11,300                836
   DTE Energy Co.                              31,100                836
   H.F. Ahmanson & Co.                         22,800                832
   Jefferson-Pilot Corp.                       15,200                827
   GPU Inc.                                    25,700                826
   Newmont Mining Corp.                        21,246                823
   Knight-Ridder, Inc.                         20,400                813
-  National Semiconductor Corp.                29,500                811
   Union Electric Co.                          21,800                804
   Dillard Department Stores Class A           25,200                794
   Rubbermaid, Inc.                            31,900                794
   Whirlpool Corp.                             16,600                791
   Case Corp.                                  15,500                787
   Raychem Corp.                                9,500                783
   Thermo Electron Corp.                       25,100                775
   Golden West Financial Corp.                 12,300                772
-  Humana, Inc.                                34,600                761
   The Stanley Works                           20,000                758
   Beneficial Corp.                            11,700                756
   Hasbro, Inc.                                27,600                756
-  Silicon Graphics, Inc.                      38,146                744
   Johnson Controls, Inc.                       9,200                741
   Willamette Industries, Inc.                 11,800                738
   PP&L Resources Inc.                         36,200                733
   Brown-Forman Corp. Class B                  15,200                726
   Harcourt General, Inc.                      15,563                724
-  Bay Networks Inc.                           40,400                722
   Circuit City Stores, Inc.                   21,500                718
   Ohio Edison Co.                             33,900                716
-  Western Atlas Inc.                          11,800                715
   Dana Corp.                                  21,700                713
-  Novell, Inc.                                75,300                711
-  Fruit of the Loom, Inc.                     17,100                710
   TJX Cos., Inc.                              16,400                701
   Parker Hannifin Corp.                       16,350                699
   Nordstrom, Inc.                             18,300                693
   Union Camp Corp.                            14,700                693
   Northern States Power Co.                   14,600                692
-  Woolworth Corp.                             29,500                690
-  Andrew Corp.                                19,275                689
   Columbia Gas Systems, Inc.                  11,800                683
   Southwest Airlines Co.                      30,800                681
   Liz Claiborne, Inc.                         15,600                681
   Sigma-Aldrich Corp.                         22,200                680
   Engelhard Corp.                             32,250                677
   Harris Corp.                                 8,800                677
-  General Instrument Corp.                    28,700                657
   Mallinckrodt, Inc.                          15,900                654
   Temple-Inland Inc.                          12,400                651
   H & R Block, Inc.                           22,100                649
   Kerr-McGee Corp.                            10,400                644
   Tandy Corp.                                 12,532                628
   Perkin-Elmer Corp.                           9,700                624
   Great Lakes Chemical Corp.                  13,500                621
   Black & Decker Corp.                        18,700                601
   Ashland Inc.                                14,700                592
   Pall Corp.                                  25,566                591
   Wendy's International, Inc.                 28,600                590
   Deluxe Corp.                                18,200                589
   ITT Industries, Inc.                        26,300                588
   The Mead Corp.                              11,100                588
   Brunswick Corp.                             21,500                578
   Paccar, Inc.                                 8,670                577
-  St. Jude Medical, Inc.                      17,200                574
   Nalco Chemical Co.                          15,300                572
   Whitman Corp.                               23,300                571
   Westvaco Corp.                              22,500                565
   Pacific Enterprises                         18,500                560
   Armstrong World Industries Inc.              8,600                557
   USF&G Corp.                                 25,800                555
   Reebok International Ltd.                   12,300                552
   Snap-On Inc.                                14,050                544
   Ecolab, Inc.                                14,200                540
   James River Corp.                           18,400                536
   Pennzoil Co.                                10,200                528
   American Greetings Corp. Class A            16,500                524
-  Ceridian Corp.                              14,600                524
-  DSC Communications Corp.                    25,000                522
   Bausch & Lomb, Inc.                         13,000                514
   Ryder System, Inc.                          17,500                512
   Harnischfeger Industries Inc.               11,000                512
-  ALZA Corp.                                  18,400                506
   USX-U.S. Steel Group                        18,940                504
-  Apple Computer, Inc.                        27,600                504
-  AutoZone, Inc.                              22,100                497
-  FMC Corp.                                    8,100                496
   Cyprus Amax Minerals Co.                    20,711                492
   Santa Fe Pacific Gold Corp.                 29,537                487
   Maytag Corp.                                23,500                485
   Louisiana-Pacific Corp.                     23,200                481
   Homestake Mining Co.                        31,200                472
   SuperValu Inc.                              15,600                464
   Bemis Co., Inc.                             11,600                464
   Cummins Engine Co., Inc.                     9,000                461
   Echlin, Inc.                                13,300                452
   Owens Corning                               11,100                447
   Tupperware Corp.                            13,300                446
   Moore Corp. Ltd.                            22,100                442
   Biomet, Inc.                                25,600                432
   National Service Industries, Inc.           11,000                430
   Giant Food, Inc. Class A                    13,300                426
   The BF Goodrich Co.                         11,600                425
-  Oryx Energy Co.                             22,000                424

-------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
ASSET ALLOCATION FUND                          SHARES              (000)
-------------------------------------------------------------------------
-  Rowan Cos., Inc.                            18,700          $     423
   Frontier Corp.                              23,500                420
   General Signal Corp.                        10,700                419
   Allergan, Inc.                              14,200                414
   Polaroid Corp.                              10,362                412
   Pep Boys (Manny, Moe & Jack)                13,700                411
   NorAm Energy Corp.                          28,000                410
   Sun Co., Inc.                               15,667                409
   United States Surgical Corp.                12,900                393
   Millipore Corp.                              9,200                390
   Tektronix, Inc.                              7,700                389
-  Harrah's Entertainment, Inc.                22,700                389
   Worthington Industries, Inc.                20,150                385
   Thomas & Betts Corp.                         8,900                380
   Mercantile Stores Co., Inc.                  8,200                380
   NICOR, Inc.                                 11,600                371
   The Timken Co.                               6,900                369
   C.R. Bard, Inc.                             12,800                365
   USLIFE Corp.                                 7,675                359
   Louisiana Land & Exploration Co.             7,400                351
   Cooper Tire & Rubber Co.                    18,500                342
   Battle Mountain Gold Co. Class A            51,400                341
   Manor Care Inc.                             13,900                339
   Alberto-Culver Co. Class B                  12,600                329
-  US Airways Group Inc.                       13,400                328
   Boise Cascade Corp.                         10,700                326
   Autodesk, Inc.                              10,400                322
-  Beverly Enterprises, Inc.                   22,600                322
   Crane Co.                                   10,225                321
   Russell Corp.                                8,900                318
   Foster Wheeler Corp.                         8,700                308
   ENSERCH Corp.                               15,000                308
-  Tandem Computers, Inc.                      25,600                304
-  King World Productions, Inc.                 8,300                303
   Meredith Corp.                              12,400                287
   Briggs & Stratton Corp.                      6,300                283
   Darden Restaurants Inc.                     35,600                280
-  Santa Fe Energy Resources, Inc.             20,071                278
-  Niagara Mohawk Power Corp.                  31,900                271
   Potlatch Corp.                               6,500                267
   ASARCO, Inc.                                 9,400                264
   Scientific-Atlanta, Inc.                    16,800                256
   Peoples Energy Corp.                         7,700                255
   Helmerich & Payne, Inc.                      5,500                254
   McDermott International, Inc.               11,900                254
-  Amdahl Corp.                                26,100                245
-  Unisys Corp.                                38,200                244
   Centex Corp.                                 6,900                243
   Shared Medical Systems Corp.                 5,100                237
   Stone Container Corp.                       20,810                232
   Caliber System Inc.                          8,700                231
   Jostens Inc.                                 9,600                217
   Longs Drug Stores, Inc.                      9,200                216
   Great Atlantic & Pacific Tea
     Co., Inc.                                  8,500                216
   Trinova Corp.                                6,400                214
   EG & G, Inc.                                10,100                211
   Echo Bay Mines Ltd.                         30,800                204
-  Bethlehem Steel Corp.                       24,500                202
   Inland Steel Industries, Inc.               10,100                197
   Fleetwood Enterprises, Inc.                  7,775                194
   Safety-Kleen Corp.                          12,800                189
   Springs Industries Inc. Class A              4,100                183
   Adolph Coors Co. Class B                     8,400                175
   Ball Corp.                                   6,600                175
   Pulte Corp.                                  5,900                173
   Stride Rite Corp.                           10,900                164
-  Data General Corp.                           9,500                162
   John H. Harland Co.                          6,800                162
   ONEOK, Inc.                                  6,000                156
-  Navistar International Corp.                16,580                155
   Cincinnati Milacron, Inc.                    7,800                146
   Fleming Cos., Inc.                           8,300                145
   Eastern Enterprises                          4,500                139
-  Charming Shoppes, Inc.                      23,000                124
   Giddings & Lewis, Inc.                       7,600                111
   Kaufman & Broad Home Corp.                   7,500                 99
   Armco, Inc.                                 23,300                 93
-  Intergraph Corp.                            10,200                 79
   NACCO Industries, Inc. Class A                 860                 42
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $858,220)                                             1,241,029
-------------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
-------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (39.4%)
-------------------------------------------------------------------------
U.S. TREASURY BONDS
   6.00%, 2/15/26                            $ 71,500             61,177
   6.25%, 8/15/23                              53,725             47,605
   6.875%, 8/15/25                             46,500             44,684
   7.125%, 2/15/23                             48,405             47,823
   7.25%, 5/15/16                              22,650             22,753
   7.25%, 8/15/22                              21,500             21,533
   7.50%, 11/15/16                             36,170             37,227
   7.50%, 11/15/24                             28,190             29,146
   7.625%, 11/15/22                            41,120             42,990
   7.625%, 2/15/25                             39,550             41,521
   8.00%, 11/15/21                             41,780             45,396
   8.125%, 8/15/19                             23,610             25,905
   8.125%, 5/15/21                             53,145             58,468
   8.125%, 8/15/21                             44,860             49,367
   8.50%, 2/15/20                              13,300             15,158
   8.75%, 5/15/17                              23,500             27,271
   8.75%, 5/15/20                              65,670             76,721
   8.75%, 8/15/20                              21,530             25,167
   8.875%, 8/15/17                             24,320             28,561
   8.875%, 2/15/19                             39,995             47,150
   9.125%, 5/15/18                             49,060             59,056
   9.25%, 2/15/16                              10,375             12,541
   10.375%, 11/15/09                           13,500             16,107
   10.375%, 11/15/12                           12,300             15,250
   10.625%, 8/15/15                            25,860             34,822
   11.25%, 2/15/15                             21,770             30,610
   11.75%, 11/15/14                            23,465             32,382
   12.00%, 8/15/13                             32,800             45,095
   12.50%, 8/15/14                              5,000              7,168
   12.75%, 11/15/10                            15,140             20,640
   13.875%, 5/15/11                            14,000             20,355
   14.00%, 11/15/11                             5,400              7,993
-------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $1,129,601)                                           1,097,642
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                 FACE             MARKET
                                               AMOUNT             VALUE*
                                                (000)              (000)
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (24.8%)
-------------------------------------------------------------------------
U.S. TREASURY BILLS--Note E
   5.09%, 6/19/97                           $  21,860         $   21,610
   5.28%, 9/18/97                               7,020              6,842
COMMERCIAL PAPER
   Cargill Inc.
     5.30%, 4/14/97                            25,000             24,942
   Daimler-Benz North
     America Corp.
     5.38%, 7/8/97                             29,560             29,101
   Eli Lilly & Co.
     5.30%, 6/12/97                            29,700             29,363
   International Lease Finance Corp.
     5.30%, 6/9/97                             30,000             29,671
   Repsol International Finance
     5.36%, 7/9/97                             30,000             29,529
   Warner Lambert Co.
     5.30%, 6/9/97                             29,400             29,080
   Xerox Credit Corp.
     5.32%, 6/13/97                            32,440             32,064
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     6.35%, 4/1/97                            460,518            460,518
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $692,888)                                               692,720
-------------------------------------------------------------------------
TOTAL INVESTMENTS (108.7%)
   (COST $2,680,709)                                           3,031,391
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-8.7%)
-------------------------------------------------------------------------
Other Assets--Notes C and F                                       75,088
Payables for Investment Securities Purchase                     (253,389)
Other Liabilities--Note F                                        (65,382)
                                                              -----------
                                                                (243,683)
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
Applicable to 153,720,054 outstanding
   $.001 par value shares
   (authorized 1,000,000,000 shares)                          $2,787,708
=========================================================================

NET ASSET VALUE PER SHARE                                         $18.13
=========================================================================

 *See Note A in Notes to Financial Statements.
**The combined market value of common stocks and S&P 500 Index futures contracts represents 59.1% of net assets. See Note E in Notes to Financial Statements.
 -Non-Income Producing Security.
  ADR--American Depository Receipt.

-------------------------------------------------------------------------
AT MARCH 31, 1997, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
                                               AMOUNT                PER
                                                (000)              SHARE
-------------------------------------------------------------------------
Paid in Capital                            $2,364,453             $15.38
Undistributed Net
   Investment Income                           23,385                .15
Accumulated Net
   Realized Gains                              67,748                .44
Unrealized Appreciation
   (Depreciation)--Note E
     Investment Securities                    350,682               2.28
     Futures Contracts                        (18,560)              (.12)
-------------------------------------------------------------------------
NET ASSETS                                 $2,787,708             $18.13
=========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the Fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------
                                                                   ASSET ALLOCATION FUND
                                                         SIX MONTHS ENDED MARCH 31, 1997
                                                                                   (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                    $ 10,797
   Interest                                                                       47,516
                                                                               ---------
      Total Income                                                                58,313
                                                                               ---------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                    1,680
      Performance Adjustment                                                        (419)
   The Vanguard Group--Note C
      Management and Administrative                                                4,353
      Marketing and Distribution                                                     328
   Taxes (other than income taxes)                                                    94
   Custodian Fees                                                                     36
   Auditing Fees                                                                      10
   Shareholders' Reports                                                              41
   Annual Meeting and Proxy Costs                                                      7
   Directors' Fees and Expenses                                                        3
                                                                               ---------
      Total Expenses                                                               6,133
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             52,180
----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                      6,530
   Futures Contracts                                                              87,308
----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                 93,838
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                          66,846
   Futures Contracts                                                             (28,336)
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  38,510
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $184,528
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                       ASSET ALLOCATION FUND
                                                             ------------------------------------
                                                                SIX MONTHS                   YEAR
                                                                     ENDED                  ENDED
                                                             MAR. 31, 1997          SEP. 30, 1996
                                                                     (000)                  (000)
-------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                        $   52,180             $   82,386
   Realized Net Gain                                                93,838                130,567
   Change in Unrealized Appreciation (Depreciation)                 38,510                 57,983
                                                                ---------------------------------
      Net Increase in Net Assets Resulting from Operations         184,528                270,936
                                                                ---------------------------------
DISTRIBUTIONS
   Net Investment Income                                           (68,246)               (68,953)
   Realized Capital Gain                                          (137,804)               (59,350)
                                                                ---------------------------------
      Total Distributions                                         (206,050)              (128,303)
                                                                ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                          452,388                814,326
   Issued in Lieu of Cash Distributions                            198,267                121,514
   Redeemed                                                       (182,610)              (330,667)
                                                                ---------------------------------
      Net Increase from Capital Share Transactions                 468,045                605,173
-------------------------------------------------------------------------------------------------
   Total Increase                                                  446,523                747,806
-------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                           2,341,185              1,593,379
                                                                ---------------------------------
   End of Period                                                $2,787,708             $2,341,185
=================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                           24,291                 46,473
   Issued in Lieu of Cash Distributions                             11,058                  7,051
   Redeemed                                                         (9,791)               (18,936)
                                                                ---------------------------------
      Net Increase in Shares Outstanding                            25,558                 34,588
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

------------------------------------------------------------------------------------------------------------------------------
                                                                                            ASSET ALLOCATION FUND
                                                                                         YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED       ----------------------------------------------------------
THROUGHOUT EACH PERIOD                         MARCH 31, 1997         1996          1995        1994         1993         1992
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $18.27       $17.03        $13.78      $15.08       $13.79       $13.06
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .36          .69           .64         .52          .54          .61
    Net Realized and Unrealized Gain (Loss)
        on Investments                                   1.07         1.82          3.18        (.81)        1.51          .90
                                                       -----------------------------------------------------------------------
        Total from Investment Operations                 1.43         2.51          3.82        (.29)        2.05         1.51
                                                       -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.52)        (.66)         (.57)       (.48)        (.59)        (.59)
    Distributions from Realized Capital Gains           (1.05)        (.61)           --        (.53)        (.17)        (.19)
                                                       -----------------------------------------------------------------------
        Total Distributions                             (1.57)       (1.27)         (.57)      (1.01)        (.76)        (.78)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $18.13       $18.27        $17.03      $13.78       $15.08       $13.79
==============================================================================================================================

TOTAL RETURN                                            7.92%       15.27%        28.57%      -2.05%       15.41%       12.16%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)               $2,788       $2,341        $1,593      $1,120       $1,003         $502
    Ratio of Total Expenses to
        Average Net Assets                             0.47%*        0.47%         0.49%       0.50%        0.49%        0.52%
    Ratio of Net Investment Income to
        Average Net Assets                             3.98%*        4.17%         4.41%       3.68%        4.07%        4.95%
    Portfolio Turnover Rate                              23%*          47%           34%         51%          31%          18%
    Average Commission Rate Paid                       $.0049       $.0160           N/A         N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES: The Fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Mellon Capital Management Corporation provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the six months ended March 31, 1997, the advisory fee represented an effective annual basic rate of 0.13% of the Fund's average net assets before a decrease of $419,000 (an annual rate of 0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of directors. At March 31, 1997, the Fund had contributed capital of $233,000 to Vanguard (included in Other Assets), representing 1.2% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the six months ended March 31, 1997, the Fund purchased $335,710,000 of investment securities and sold $4,178,000 of investment securities, not counting U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $429,607,000 and $226,233,000, respectively.

E. At March 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $350,682,000, consisting of unrealized gains of $394,445,000 on securities that had risen in value since their purchase and $43,763,000 in unrealized losses on securities that had fallen in value since their purchase.

     At March 31, 1997, the aggregate settlement value of open S&P 500 Index futures contracts expiring through September 1997, the unrealized depreciation on those contracts, and the market value of U.S. Treasury bills deposited as initial margin for those contracts were $407,796,000, $18,560,000, and $28,452,000, respectively.

F. The market value of securities on loan to broker/dealers at March 31, 1997, was $154,200,000, for which the Fund had received as collateral cash of $44,654,000 and U.S. Treasury securities with a market value of $114,878,000. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer Inc.;
         Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

                         THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
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  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
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  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
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INTERNATIONAL FUNDS
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    Portfolio

INDEX FUNDS
  Vanguard Index Trust
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  Vanguard Bond Index Fund
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FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
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  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
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TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
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    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q782-3/97